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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported): April 10, 2002



                        CROSS MEDIA MARKETING CORPORATION
                        ---------------------------------
             (Exact name of registrant as specified in its charter)





         Delaware                      0-25435                  13-4042921
         --------                      -------                  ----------
(State or other jurisdiction      (Commission File )          (I.R.S. Employer
    of incorporation)                  Number                Identification No.)




             461 FIFTH AVENUE, 19TH FLOOR, NEW YORK, NEW YORK 10017
             ------------------------------------------------------
                (Address of principal executive offices/Zip Code)

Registrant's telephone number, including area code:  (212) 457-1200

Former name, former address, and former fiscal year, if changed since last report: N/A
         ---


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ITEM 9.  REGULATION FD DISCLOSURE

         On April 10, 2002, Cross Media held a conference call. The transcript of such conference call is as follows:

MR. CERVANTES: Good morning, ladies and gentlemen. I'm A.J. Cervantes, Senior Vice President at Cross Media. I'd like to welcome you to the Cross Media Webcast and conference call and I'd like to read a cautionary statement prior to the introduction of Ron Altbach, our chairman and CEO.

This conference call may contain forward looking statements made by the officers of Cross Media Marketing Corporation that involve risks and uncertainties that could affect Cross Media's ability to achieve the anticipated results. Additionally, certain statements contained in the call that are not based on historical facts are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Cross Media intends the forward-looking statements in the call be subject to safe harbor created thereby. Cross Media's actual results could differ materially from the results projected and/or implied by such forward looking statements as a result of risk factors including the risk factors set forth in our filing with the SEC.

With that, I'd like to introduce Ron Altbach, our Chairman and Chief Executive Officer.

Ronald Altbach:  Hello.

After the market close yesterday, we were informed that the FTC, the Federal Trade Commission, had filed a complaint against us, alleging certain violations of law in connection with our telemarketing sales and magazine subscriptions.

We at the company were very surprised, since the company had never received any complaints or any other communication from the Commission in the two years we've been in business. We've still not seen all of the papers, but based on our initial review we don't believe there's merit to their allegations. A hearing is scheduled for later today in Atlanta. And, as I say, we and our lawyers were very surprised at the way this has unfolded, but we are dealing with it professionally, as we deal with every other issue.

As many of you know, as all of you know who follow the company, our strategy is to build a relationship of trust with our customers. To that end, we have a rigorous training program, rigorous training procedures. We have a compliance manual overseen by a compliance department. We've hired as our general counsel a former Federal Trade Commission lawyer. All of our sales and the magazine subscription sales are verified and digitally recorded. In every case we've been very careful, extremely careful to respect our customers and their needs and
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wants.

With respect to the Commission's complaint, which lists a small number of consumers, our team is reviewing all of the conversations with those consumers, just as we do on a daily basis.

We've already determined that one or two of the small number of consumers weren't our customers at all, and some of the consumers listed in the complaint, we've reviewed the tapes, that these were consumers who wanted to cancel their orders. The cancellation was accepted and a refund was made correctly. So that's all good news and we really do look forward to resolving the issues with the Commission in a timely manner.

When we bought Direct Sales International in January 2000, we didn't only change the name of the company to Media Outsourcing, or MOS, as we're called, but we also made changes to make sure that every one of our employees were trained in sales so as to comply with all regulations.

Last year, in 2001, approximately 50% of our magazine sales resulted from inbound calls; that is, people calling us. And about 50% resulted from outside calls. The sales process is designed to insure a high level of understanding and satisfaction. Our marketing materials clearly disclose all of the material terms of the subscription offer, and our cancellation policy for consumers. We record each call with the consent of the customer, to make sure that the customer has a complete understanding and that we have a record of that complete understanding and agreement.

Today, we're conducting our business as usual, in our normal, responsible way. There will be, as I said, a preliminary hearing this afternoon which will further clarify which steps may or may not need to be taken in order to respond to the complaint. We continue to believe that we have best practices, and we intend to implement our business plan and our strategy as previously outlined.

We're a diversified company, a multi-channel, multi-product company, and as a result of the LifeMinders acquisition and the acquisition of National Syndication, we are a fully integrated, one to one marketing company, contacting consumers in print, e-mail, direct mail, Web marketing, and, yes, tele-sales.

We have 700 employees dedicated to our strategy and our vision, which is to deliver the right marketing message to the right consumer through the right channel, that is the channel best suited to the consumer's life style. And we have the tools to do just that.

I appreciate your participating in this call today and I will of course make information available as it becomes available. But before I open up to questions, I just want to read you the last little bit of a letter that we received from the office of the governor of a Southern state, from the Office of Consumer Affairs, and it says:
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"I appreciate your cooperation and assistance, in so much as you are doing a very good job of caring for your customers and consumers. It has cut down greatly on our complaints. Please keep up the good work. Call me if you have any questions."

So, again, we believe and we know that we are a company that has really placed a lot of value on compliance. But now I'd be happy to take your questions.

OPERATOR: Ladies and gentlemen, if you wish to ask a question, you may press the one on your touch-tone phone. If you're using a speakerphone, please pick up your handset before depressing the keys. One moment for the first question.

And we do have a question from Bruce Cowen of Sterling Tech. Please go ahead.

MR. COWEN: Ron, good morning. You know, I'm sure this is going to be a nuisance to the company, but will this change your strategy at all?

MR. ALTBACH: No. Again, I didn't catch your name, sir, but the strategy that we've outlined, which is a multi-channel, multi-product approach where we sell today over 100 products through every possible channel through which we can contact consumers is going to be the same. Not only aren't we changing our strategy, but for now we're not changing our guidance for the year. It may be that we will later on, but we don't intend to, we don't expect to have to.

OPERATOR: The next question is from Louis Martins of Taglish Brothers.

MR. MARTINS: Hi, guys. Can you just outline the possible set of outcomes from the hearing later on today, best case, worse case, and, you know, and any other case?

MR. ALTBACH: I can't do that right now. Our lawyers are saying we shouldn't discuss probably that on this call. So I won't.

MR. MARTINS: I mean, could - I know that you probably won't want to discuss this, but could the court come and say to shut down your operation temporarily until something is resolved.

MR. ALTBACH: Let me answer this. They've not asked us to shut down our operations. What they're asking us to do is to be in compliance with regulations. We believe we are. I mean, we believe or we know we are, but we have to obviously show them that we are. So, no, they've not asked us to shut down our operations.

MR. MARTINS: Okay. But could that be possible as a result of the hearing later on or...

MR. ALTBACH: The answer to that is, you know, I don't think so and we don't think so. But I'd rather not discuss that now because we don't have any idea what the outcome of this will be. I mean, we're confident, we are very confident. Our lawyers are very confident. We've hired the best firm; we have the best firm there is in the country for FTC matters. They work with us on a regular basis to make sure we're in compliance at all times in everything we do. Having said that, we're going to have to play this out.

MR. MARTINS: Good luck.

MR. ALTBACH: I have to ask you - I thought they were going to ask everybody to ask one or two questions, just because...

MR. MARTINS:  Good luck.

OPERATOR: Once again, ladies and gentlemen, if you wish to ask a question you may press the one on your touch-tone phone at this time.

The next question is from Ted Wachtel of Millennium Partners. Please go ahead.

MR. WACHTEL: Hi. Ron, are you there?

MR. ALTBACH: Yes.

MR. WACHTEL: Hi. I wonder if you can give a little bit of background. I thought I read something that there was a historical problem with this company vis-a-vis the FTC prior to you buying them. And I just wonder if you can give the history of that problem, how it was resolved, and what was specifically put in place to avoid this problem going forward. And I do have one follow-up question for you.

MR. ALTBACH: Sure. The former owner - in the year 2000 we here at this company bought the assets of Direct Sale International. We didn't buy the company. The company whose assets we bought was called Direct Sales International. That's in all of our documents.

I believe in 1996 as a result of a complaint that started in 1988 or '89 with another company called Budget Marketing, as I've read it, there was a settlement and a consent decree entered into by the former owner of - well, the owner of Direct Sales International, from whom we bought the assets. He paid a fine of $10,000 and signed this consent decree agreeing to refraining from deceptive telemarketing practices. Basically, that's the summary.

Just, by the way, the complaint that we've received does have a lot of issues about the period from 1996 to 2000. You know, we'll have to decide what our responsibility is, even though we weren't operating the company during the time.

What's your second question?

MR. WACHTEL: That's interesting. So the problems are from '96 to 2000. You didn't own the company during that period. And those problems may well have been resolved.

MR. ALTBACH: Well, I don't want to say all the problems. Again, we received these papers very late last night and we're still reviewing. But it seems like at least in some cases, as I mentioned in my script, in my opening statement - you know, we record every call. This company has always recorded every call - since 1996, anyway, every call that's made on a sales call with consumers and every customer service call.

And what we've reviewed this morning is the tapes of most of the cases that - and there were very few, I will tell you, under 20 - that were in the complaint. And we believe that all of those were handled correctly. And anyway this will proceed. We need to show the Commission that we're responsible people. And we will have the opportunity to do that.

MR. WACHTEL: Thanks.

OPERATOR: The next question is from Tim Stoubough of Stonegate Securities. Go ahead.

MR. STOUBOUGH:  Hey, Ron, good morning.
I guess you kind of partially answered the question that I had. Can you kind of give a little more detail on - it sounds like some of the, it sounds like the FTC has picked out a certain number of sales you made to certain consumers. Can you give a better feel for how many issues they have and what the, what is that number in relation to the overall number of sales that you made? I mean, it's probably a very small percentage, is it not/

MR. ALTBACH: Again, we haven't seen everything, but it's under a tenth of a percent, as far as we can see. Now, of the total number of kind of gross orders, credit card transactions it may be as much as .4 percent or something like that, but it's a very small number.

Don't forget, we're a company that has lots and lots and lots and lots of transactions. In the magazine side of the world, we probably have on gross orders 500,000 to 600,000 a year. Some of those orders we don't accept, many of them, and we cancel some. But we have many customers. This is a tiny, tiny percentage.

But that's not to say that - look, Tim; you know this because I've met with you on a number of occasions. We believe every single customer needs to be treated responsibly, effectively, and that we need to honor the needs and wants of each customer. So, you know, we'll follow
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through with this. That's what we do.
Our job here is not just to transact with customers. Our job is to build a customer base that has value to us going forward.

MR. STOUBOUGH:  Okay, great.

OPERATOR: The next question is from Steve Previch, Schneider Securities.

MR. PREVICH: Hi, Ron. Most of my questions have been answered. But from what it sounds like with the FTC, and I've seen this before, it's a civil complaint that you have against your company. And, well, I guess it might follow up with a fine, I guess sort of a slap on the wrist from what it sounds like.

But you've answered most of my questions. Not really too concerned because I've been following your company for a while and your practices and from what it also sounds like it's from 1996 to year 2000 as ---

MR. ALTBACH: Steve, I don't want to be misleading here. It may be that - I mean, we're reading the complaint. There are a very few number of cases that are cited. But it may be that there are some people in the 2000-2002 range too. I just don't know that yet. The ones that we've looked at, the ones that they cited were from the earlier period and we've pulled those tapes, and we breathed a sigh of relief to ourselves this morning.

But, as you say, it's a process. And I don't want to be overly kind of flip about this. This is serious. We take it - you know, I've said it before. I'm 55. I don't have that much time left. So I've got to take everything seriously. We do take it very seriously.

MR. PREVICH: Well, there's bumps in the road with every company. So -

MR. ALTBACH: And by the way, Steve, because you have followed the company. So you know that - first, of all, the FTC has not asked us to terminate our call center operations. They've asked us to comply with regulations. We should be complying with regulations. And the other thing is, is that, you know, our magazine sales are about 50%, a little bit more than 50% of our overall revenue this year. So while we certainly are going to protect them, it doesn't affect a lot of the other stuff we do on a day-to-day basis.

MR. PREVICH: I'm aware of other people who have call centers, as well. Not public corporations, but the FTC also came in and done something similar to what's going on with your company. And it's just a process you have to go through.

MR. ALTBACH: Hey, listen. You know what? Every one of us who gets those calls at
6
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o'clock at night while we're eating dinner. None of us particularly like them.
So the truth is that every telemarketing company, every company that does outbound sales and calls people at home ought to do it on a responsible basis. That's just the way it is. That's why we said before we support the no-call list. We comply with completely and support all that because that's what should be happening in this country.

MR. PREVICH: I agree. I look forward and look forward to a good year.

MR. ALTBACH: Thanks.

MR. PREVICH: Thank you.

OPERATOR: We have no further questions in queue. You may continue, sir.

MR. ALTBACH: Well, thanks very much. I assume you're all investors in the company. So nobody likes to have confusing news or non-conclusive news. That's what we were giving you this morning. But I just want to remind you, our vision, our strategy is very clear. We intend to continue in this quest that we have to redefine the art and the science of one-to-one marketing by combining the technology that we now have in-house with the tremendous expertise and traditional direct one-to-one marketing that we have. We've got great, great executives here and great staff and, as I said, 700 employees who get up every morning and work hard to make sure that we are successful.

So we'll continue to do that. I promise to make available information as soon as we have it, not only because it's my duty to do that legally, but because I owe it to you as our shareholders.

So thank you very much again.

OPERATOR: Ladies and gentlemen, that does conclude the conference. Thank you for using AT&T Executive Teleconference. You may now disconnect. Have a good day.



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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, CROSS MEDIA MARKETING CORPORATION, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               CROSS MEDIA MARKETING CORPORATION



Date:  April 10, 2002           By:       /s/ Ronald Altbach
                                         ---------------------------------------
                                            Ronald Altbach
                                            Chairman and Chief Executive Officer